Taxation	12 Months Ended
Dec. 31, 2019
Taxation [Abstract]
Taxation
Note 7 – Taxation

Borr Drilling Limited is a Bermuda company not required to pay taxes in Bermuda on ordinary income or capital gains under a tax exemption granted by the Minister of Finance in Bermuda until March 31, 2035. We operate through various subsidiaries in numerous countries throughout the world and are subject to tax laws, policies, treaties and regulations, as well as the interpretation or enforcement thereof, in jurisdictions in which we or any of our subsidiaries operate, were incorporated, or otherwise considered to have a tax presence. Our income tax expense is based upon our interpretation of the tax laws in effect in various countries at the time that the expense was incurred. For the year ended December 31, 2019, our pre-tax loss in 2019 is all attributable to foreign jurisdictions except for $390.7 million loss associated with Bermuda. For the year ended December 31, 2018, our pre-tax loss in 2018 is all attributable to foreign jurisdictions except for $4 million loss associated with Bermuda.

Income tax expense is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2019	2018	2017
Current tax	9.9	2.0	-
Change in deferred tax	1.3	0.5	-
Total	11.2	2.5	-
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Our annual effective tax rate for the year ended December 31, 2019 was approximately (3.89%), on a pre-tax loss of $287.9 million. Changes in our effective tax rate from period to period are primarily attributable to changes in the profitability or loss mix of our operations in various jurisdictions. As our operations continually change among numerous jurisdictions, and methods of taxation in these jurisdictions vary greatly, there is little direct correlation between the income tax provision/benefit and income/loss before taxes. A reconciliation of the Bermuda statutory tax rate to our effective rate is shown below:

Reconciliation of the Bermuda statutory tax rate to our effective rate:

	For the Years Ended December 31,
	2019	2018	2017
Bermuda statutory income tax rate	0%	0%	0%
Tax rates which are different from the statutory rate	(2.30%)	(1.95%)	-
Adjustment attributable to prior years	0.00%	1.17%	-
Change in valuation allowance	(1.29%)	(0.26%)	-
Adjustments to uncertain tax positions	(0.30%)	(0.28%)	-
Total	(3.89%)	(1.32%)	0%

 The components of the net deferred taxes are as follows:

	As of December 31,
(In $ millions)	2019	2018	2017
Deferred tax assets
Net operating losses	18.6	12.6	-
Excess of tax basis over book basis of Property, Plant and Equipment	66.9	75.8	-
Other	5.4	2.0	-
Deferred tax assets	90.9	90.4	-
Less: Valuation allowance	(89.7)	(87.8)	-
Net deferred tax assets	1.3	2.6	-
Deferred tax liabilities
Deferred tax liabilities	-	-	-
Net deferred tax asset (liabilities)	1.3	2.6	-

The deferred tax assets related to our net operating losses were primarily generated in the United Kingdom and will not expire. We recognize a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if estimates of future taxable income change.

We conduct business globally and, as a result, we file income tax returns, or are subject to withholding taxes, in various jurisdictions. In the normal course of business we are generally subject to examination by taxing authorities throughout the world, including major jurisdictions in which we operate or used to operate, such as Denmark, Egypt, Gabon, India, Israel, the Netherlands, Nigeria, Norway, Oman, Saudi Arabia, the United Kingdom, the United States, and Tanzania. We are no longer subject to examinations of tax matters for Paragon Offshore Limited (“Paragon”) legacy companies prior to 1999.

The following is a reconciliation of the liabilities related to our unrecognized tax benefits:

(In $ millions)	2019	2018	2017
Unrecognized tax benefits, excluding interest and penalties, at January 1,	4.8	-	-
Additions as a result of Paragon acquisition	-	4.8	-
Additions for tax positions of prior year	1.3	-	-
Reduction for tax positions of prior years	(0.8)	-	-
Unrecognized tax benefits, excluding interest and penalties, at December 31,	5.3	4.8	-
Interest and penalties	3.7	3.4	-
Unrecognized tax benefits, including interest and penalties, at December 31,	9.0	8.2	-

The liabilities summarized in the table above are presented within other liabilities under non-current liabilities in the consolidated balance sheet.

We include, as a component of our income tax provision, potential interest and penalties related to liabilities for our unrecognized tax benefits within our global operations. Interest and penalties resulted in an income tax expense of $0.3 million, $0.5 million and $nil million for the years ended December 31, 2019, 2018 and 2017, respectively.

As of December 31, 2019, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $9.0 million, and if recognized, would reduce our income tax provision by $9.0 million. As of December 31, 2018, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $8.2 million, and if recognized, would reduce our income tax provision by $8.2 million. It is reasonably possible that our existing liabilities related to our unrecognized tax benefits may increase or decrease in the next twelve months primarily due to the progression of open audits or the expiration of statutes of limitation. Whilst the amounts provided are an estimate and subject to revision, we are not aware of any circumstances currently that would result in a material increase to the amounts provided for the risks identified at this time.